Subsequent Events	12 Months Ended
Jun. 30, 2017
Subsequent Events
Subsequent Events.

NOTE 17 – Subsequent Events

Between July 1 and September 27. 2017, the Company issued 6,740,928 shares of common stock. Of these shares, 6,240,928 were for debt conversions and 500,000 were cash purchases.

On July 28, 2017, we executed an agreement with Eagle Equities, LLC (“Eagle Equities”) to sell up to $500,000 in convertible notes to Eagle Equities. On that same date, we issued a 12-month, convertible note bearing interest at 8% to Eagle Equities in exchange for funding $220,000, net of fees. The note is convertible to common stock at a 45% discount to market based on a look-back formula. The Company has the ability to obtain additional funding of $220,000 by issuing another convertible note to Eagle Equities eight months from the date of the original note.

On September 19, 2017, the Board of Directors approved a new Series E Preferred stock. Holders of Series E Preferred stock are entitled to cast 2,000 votes per share of Series E Preferred stock on any proposal to increase our authorized capital stock, with no other voting rights. Upon effectiveness of an increase in our authorized capital stock, all shares of Series E Preferred stock will convert to common stock on a 1 for 1 basis. On the same day, the Board granted our Chairman 789,474 shares of Series E Preferred stock as payment for his deferred compensation.

Also on September 19, 2017, the Board of Directors and holders of a majority of the voting capital stock of the Company, approved an amendment to the Company’s Articles of Incorporation to increase its authorized shares of common stock to 4,000,000,000. The increase is expected to be effective in October 2017.